MONARCH FUNDS (the “Trust”)

Henderson Global Investors Daily Assets Cash Fund

Daily Assets Cash Fund

Supplement Dated December 11, 2008

to Prospectuses Dated February 12, 2008

The Prospectus is hereby supplemented to reflect that the Daily Assets Cash Fund (the “Fund”) has filed its application to extend its current participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department (the “Treasury”) as set forth in the supplement dated October 7, 2008.

The Treasury approved an extension of the Program for a period to expire April 30, 2009 for all money market funds that were previously accepted to participate in the Program. The Board approved the Fund’s continuance in the Program on November 24, 2008 and the Fund applied to continue to participate in the Program on December 4, 2008. The Treasury may further extend the Program until September 18, 2009. If the Program is extended, the Board will consider whether the Fund should continue to participate in the Program

To continue its participation in the Program until April 30, 2009, the Fund will pay an extension payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund is responsible for payment of these fees, and the fees will not be subject to any expense limitation or reimbursement agreement.

Please see supplement dated October 7, 2008 for a description of the Program.

For more information, please contact a Fund customer service representative at (800) 754-8757 (if you are a Monarch Funds shareholder) or at (866) 343-6337 (if you are a Henderson Global Funds shareholder).

This supplement should be retained and read in conjunction with the Prospectus.

Please retain for future reference.